Assets and liabilities held for sale	12 Months Ended
Dec. 31, 2022
Assets and liabilities held for sale
Assets and liabilities held for sale

Note 6 – Assets and liabilities held for sale

Assets and liabilities held for sale, all of which are a part of the Company’s Domestic reportable segment, consist of the following:

Assets held for sale	HMS Assets	Elevate, Takoma	GR Entities	Eureka	Total
Balance at December 31, 2020	$30,397	$2,274	$25,833	$—	$58,504
Transferred in/(out)	(30,397)	(2,274)	51,671	3,232	22,232
Balance at December 31, 2021	—	—	77,504	3,232	80,736
Transferred in/(out)	—	—	26,787	(472)	26,315
Total assets held for sale at December 31, 2022	$—	$—	$104,291	$2,760	$107,051

Liabilities associated with assets held for sale	HMS Assets	Elevate, Takoma	GR Entities	Eureka	Total
Balance at December 31, 2020	$3,145	$797	$3,239	$—	$7,181
Transferred in/(out)	(3,145)	(797)	15,338	4	11,400
Balance at December 31, 2021	—	—	18,577	4	18,581
Transferred in/(out)	—	—	(2,246)	6	(2,240)
Total liabilities associated with assets held for sale at December 31, 2022	$—	$—	$16,331	$10	$16,341

Former Grassroots Entities

Through the acquisition of Grassroots, the Company has retained a transferrable right to acquire from former Grassroots affiliates companies that currently own three licensed Illinois medical dispensaries and nine adult use dispensaries (collectively, the “Illinois Assets”). The right to acquire the Illinois Assets may be exercised through the conversion of certain debt which the Company treats as intercompany debt. Therefore, there would not be any accounting expense to the Company should it exercise the right to acquire the Illinois Assets. Pursuant to the Grassroots Merger Agreement, the proceeds net of expenses and taxes from the sale of Curaleaf’s rights to the Illinois Assets shall be shared by the Company with the former owners of Grassroots as follows: (i) the first $25 million of net proceeds shall be retained by the Company; (ii) the next $25 million of net proceeds shall be remitted to the former Grassroots owners; and (iii) the Company shall keep 50% of the net proceeds above $50 million, and the other 50% shall be remitted to the Grassroots owners (the “Illinois Waterfall Payment”). Also pursuant to the Grassroots Merger Agreement, the former Grassroots owners have the right to demand that, in lieu of receipt of a portion of the Illinois Waterfall Payment, that Curaleaf pay to them either (a) $25 million in cash or (b) a number of SVS that have market value equal to $30 million (the “Illinois Exit Payment”). The former owners of Grassroots gave notice of their intention to exercise their option for the Illinois Exit Payment in the form of cash and SVS in the amount of $28.3 million on October 14, 2022. For the avoidance of doubt, Curaleaf now has the sole right to proceeds from the sale of the Illinois Assets. During the fourth quarter of 2022, the Company paid the Illinois Exit Payment and, as such, relieved the liability that had been recorded within the “Other current liabilities” line item on the Consolidated Balance Sheets.

On April 1, 2021, Curaleaf and the owners of the Illinois Assets signed definitive agreements to sell the Illinois Assets to Parallel Illinois, LLC (“Parallel”). Under the terms of the transaction, the purchase price for the Illinois Assets consisted of up to $100 million base price to be paid $60 million in cash and $40 million in Parallel stock, plus earnouts of up to an additional $55 million payable through 2023. The Company received a $10 million deposit from Parallel, which was refundable under limited circumstances. On February 25, 2022, the Company received correspondence from Parallel’s attorneys indicating that it will not be in a position to complete the acquisition of the Illinois Assets due to lack of financing, among other reasons, and declared its agreement to purchase the Illinois Assets terminated. The Company has asserted that Parallel’s actions have constituted material breaches of its agreement with Parallel and on February 2, 2022 filed an arbitration against Parallel and certain principals of Parallel for breach of contract, fraudulent misrepresentation and other claims. As a result of the breach of contract, management determined that the $10 million deposit received from Parallel was no longer refundable as of June 30, 2022, and accordingly recognized a gain within “Other income” line item in the Consolidated Statements of Operations.

During the first quarter of 2022, the Company signed a letter of intent to sell the Grassroots Vermont entities; PhytoScience Management Group, Inc., including Vermont Patients Alliance, LLC, PhytoScience Institute, LLC, and Nutraceutical Science Laboratories, LLC and accordingly has recorded the associated net assets of these entities as held for sale during the current period.

Additionally, the Company has been actively marketing certain rights and interests for certain real estate assets associated with the acquisition of Grassroots.

During the second quarter of 2022, the Company completed the sale of Grassroots Oklahoma which resulted in a gain of approximately $1 million. During the third quarter of 2022, the Company completed the sale of its rights in its licensed cannabis dispensary in Little Rock, Arkansas, which resulted in a gain of approximately $4.5 million.

Eureka

The Company signed a letter of intent to sell ECCA Investment Partners, LLC (“Eureka”) in August 2021, and subsequently signed a purchase agreement for such sale in February 2022. The purchase agreement includes cash consideration of $0.25 million and a note receivable of $2.75 million for total consideration of $3 million. The sales price of the entity was lower than the net assets; as such, an impairment, including amounts related to the value of the license intangible asset as well as fixed assets, was recorded to bring the net assets to the estimated fair market value at the time such assets were classified as held for sale. The final sale is awaiting completion due to a post-closing covenant which would transfer the Eureka license to the purchasers upon completion of such covenant.

Pueblo West Organics

The Company completed its acquisition of PWO during the third quarter of 2022 and immediately began actively marketing certain rights and interests for certain real estate assets associated with the acquisition. In accordance with ASC 360 - Property, Plant, and Equipment, the Company classified the assets as held for sale and valued such assets at their fair market value less costs to sell as of the date of acquisition. The Company completed the sale of these real estate assets during the fourth quarter of 2022, resulting in a gain of approximately $0.3 million.

HMS Assets

In November 2020, the Company announced the signing of a definitive agreement to sell its rights to the assets of HMS Health, LLC and the cultivation and processing assets of HMS Processing, LLC (collectively, the “HMS Assets”), which included a 22,000 square foot co-located cultivation and processing facility in Frederick, Maryland to TerrAscend for total consideration of $27.5 million. The transaction closed on May 4, 2021 after receipt of regulatory approval by the Maryland Medical Cannabis Commission. After working capital adjustments, the total consideration of $24.6 million included $22.4 million payable in cash upon closing as well as a $2.2 million interest bearing note due and payable to the Company in April 2022 (see Note 7 – Notes receivable). The Company recognized a gain on sale of the HMS Assets of $1.5 million.

Elevate Takoma

In November 2020, the Company signed a definitive agreement to sell 100% of Town Center Wellness, LLC, (“Elevate, Takoma”) a licensed dispensary business in Takoma Park, Maryland, to PharmaCann LLC for total consideration of $2.0 million, all payable in cash upon closing. The transaction closed on May 1, 2021 after receipt of regulatory approval by the Maryland Medical Cannabis Commission. After working capital adjustments, the total consideration was $3.6 million. The sale of the HMS assets and Elevate, Takoma enabled the Company to finalize the acquisition of Grassroots Maryland, which was previously restricted by the legal limits on license ownership in the state of Maryland (see Note 4 – Acquisitions). The Company recognized a gain on sale of Elevate Takoma of $1.6 million.

All assets and liabilities held for sale are included within the Domestic operations reportable segment. See Note 19 – Segment reporting, for further information regarding the Company’s segments as of December 31, 2022.